UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Previously, in a Current Report on Form 8-K filed on August 31, 2022, the Federal Home Loan Bank of New York (“FHLBNY”) announced that Mr. Christopher Martin, Executive Chairman, Provident Bank, Iselin, New Jersey, and Mr. Ira Robbins, Chairman and Chief Executive Officer, Valley National Bank, Wayne, New Jersey, were deemed elected by the FHLBNY to serve as Member Directors representing New Jersey members on the Board of Directors (“Board”) of the Bank for four-year terms commencing on January 1, 2023 and ending on December 31, 2026. Mr. Martin and Mr. Robbins were the only candidates nominated for the two open New Jersey Member Director seats; they both accepted their nominations, and, in accordance with applicable regulations, were deemed elected.

As an update to the foregoing, on November 23, 2022, the FHLBNY announced as follows:

1

Mr. David Nasca, Director, President and Chief Executive Officer, Evans Bank, National Association, Hamburg, New York was elected by the FHLBNY’s eligible New York members on November 17, 2022 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New York for a four-year term commencing on January 1, 2023 and ending on December 31, 2026; and

2.

Eligible members throughout the FHLBNY’s membership district (New Jersey, New York, and Puerto Rico & the U.S. Virgin Islands) on November 17, 2022 re-elected Mr. David Huber, President of Huber Advisory Services, LLC and elected Ms. Melba Acosta, Counsel, Corporate Practice Group, McConnell Valdés, LLC, to serve as Independent Directors on the Board for terms of four years each commencing on January 1, 2023 and ending on December 31, 2026 (for the remainder of this report, Mr. Martin, Mr. Robbins, Mr. Nasca, Mr. Huber and Ms. Acosta will collectively be referred to as the “New Directors”; Mr. Nasca, Mr. Huber and Ms. Acosta will collectively be referred to as the “Elected Directors”).

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the New Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Horne Loan Bank Act and in the related regulations of the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the New Directors has been named to serve on any committee of the Board for 2023; further, whether the New Directors are expected to be named to serve on any committee of the Board for 2023 has not yet been determined. (Mr. Nasca currently serves on the Board and his term expires on December 31, 2022. He presently serves as the Vice Chair of the Board’s Compensation and Human Resources Committee; he also serves on the Board’s Risk Committee and the Board’s Technology Committee. Mr. Huber also currently serves on the Board and his current term also expires on December 31, 2022. He currently serves as the Chair of the Board’s Audit Committee, and he also serves on the Board’s Compensation and Human Resources Committee and the Board’s Risk Committee.)

Compensation of the New Directors (and of all other Directors) in 2023 will be in accordance with a FHLBNY Director Compensation Policy, the details of which have not yet been finalized and which will be included in the FHLBNY’s next Form 10-K to be filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘abstaining’ vote.

With regard to the election held to fill the one open Member Directorship representing New York members, 228 FHLBNY members in New York were eligible to vote. Of this number, 69 members voted, representing 30.3% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New York State Member Directorship was 7,875,696. Mr. Nasca received 1,743,512 votes.

In addition, Ms. Shawn Wolbert, President and Chief Executive Officer of GHS Federal Credit Union, Binghamton, New York; Mr. Michael Psyllos, Vice Chairman, President and Chief Executive Officer, Alma Bank, Astoria, New York; and Ms. Michele Dean, President and Chief Executive Officer of Suffolk Federal Credit Union, Medford, New York, were also on the ballot; they received 519,974, 468,497 and 265,067 votes, respectively.

2

With regard to the election held to fill the two open Independent Director seats, 332 FHLBNY members were eligible to vote. Of this number, 99 members voted, representing 29.8% of total eligible voting participants. The total number of eligible votes that could be cast for each of the open Independent Directorships was 9,982,632. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 1,996,526 votes) and this threshold was passed by both candidates:

•	Mr. Huber received 3,917,074 votes, representing 39.2% of the total number of eligible votes.

•	Ms. Acosta received 3,745,621 votes, representing 37.5% of the total number of eligible votes.

Item 8.01 Other Events.

On November 23, 2022, the FHLBNY issued a 2022 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Final 2022 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results, dated November 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: November 23, 2022	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

4